UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2023

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K for Avinger, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2023 (the “Initial 8-K”). This Amendment is solely for the purpose of correcting certain administrative errors in the Form 8-K and related exhibit to (i) correct the effective time of the Reverse Stock Split described in the Form 8-K from 5:00 pm Eastern Time on September 11, 2023 to 5:00 pm Eastern Time on September 12, 2023 and (ii) to correct the ratio described in the exhibit to the Form 8-K from 1-for-12 to 1-for-15.

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on September 8, 2023, at a special meeting of the stockholders of Avinger, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s common stock, par value $0.001 (the “Common Stock”) and authorized the Board of Directors (the “Board”) to, at their sole discretion, select a ratio of between 1-for-5 and 1-for-20, inclusive.

The Board determined to set the reverse stock split ratio at 1-for-15 (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of 5:00 p.m., Eastern Time on September 12, 2023 (the “Effective Time”), pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 11, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Certificate of Amendment.

In connection with the Reverse Stock Split, the CUSIP number of the Common Stock will be changed to 053734877. The Common Stock will begin trading on The Nasdaq Capital Market on a reverse split-adjusted basis on September 13, 2023.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Avinger, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2023	Avinger, Inc.

	By:	/s/ Jeffrey M. Soinski
Name: Jeffrey M. Soinski
Title: Chief Executive Officer